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                                                                    EXHIBIT 99.2

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

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(IN THOUSANDS, EXCEPT PER SHARE DATA)                                MARCH 31, 2006      December 31, 2005*
                                                                     --------------      ------------------
                                                                      (UNAUDITED)
                           ASSETS

  Cash and due from banks, noninterest-bearing                          $  16,102             $  18,784
  Interest-bearing deposits in other banks                                    818                 5,038
                                                                        ---------             ---------
    Total cash and cash equivalents                                        16,920                23,822
  Securities:
    Available for sale (amortized cost of $42,714 in March
     2006 and $43,133 in December 2005)                                    41,660                42,381
    Held to maturity (estimated market value of $1,875 in
     March 2006 and $1,981 in December 2005)                                1,956                 2,029
  FHLB stock                                                                6,355                 5,829
  Loans held for sale                                                       9,484                 4,894

  Loans                                                                   682,579               643,727
    Less allowance for loan losses                                          7,346                 6,763
                                                                        ---------             ---------
      Net loans                                                           675,233               636,964

  Other real estate owned                                                      10                    26
  Accrued interest receivable                                               3,412                 3,345
  Premises and equipment, net                                              10,496                10,537
  Goodwill                                                                  1,462                 1,462
  Other assets                                                             15,639                14,977
                                                                        ---------             ---------
          Total assets                                                  $ 782,627             $ 746,266
                                                                        =========             =========

            LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                              $ 591,871             $ 564,990
  Short-term borrowings                                                    34,809                21,803
  Escrow deposits                                                             759                   561
  Accrued interest payable                                                    400                   418
  Accrued expenses and other liabilities                                    3,996                 3,857
  Long-term obligations                                                    98,540               103,541
                                                                        ---------             ---------
       Total liabilities                                                  730,375               695,170
                                                                        ---------             ---------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000 shares authorized,
    no shares issued and outstanding                                            -                     -
  Common stock, $1 par value, 7,000 shares authorized,
   4,313 and 4,305 shares issued and outstanding                            4,313                 4,305
  Additional paid-in capital                                                2,820                 2,735
  Accumulated other comprehensive loss                                       (647)                 (462)
  Retained earnings                                                        45,766                44,518
                                                                        ---------             ---------
       Total stockholders' equity                                          52,252                51,096
                                                                        ---------             ---------
          Total liabilities and stockholders' equity                    $ 782,627             $ 746,266
                                                                        =========             =========

Book value per common share                                               $ 12.12               $ 11.87
                                                                        =========             =========
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*Derived from audited consolidated financial statements.


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


                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

(IN THOUSANDS, EXCEPT PER SHARE DATA)                                THREE MONTHS ENDED
                                                                           MARCH 31,
                                                                     2006              2005
                                                                 ----------         ----------
INTEREST INCOME:
  Loans                                                           $ 11,649           $ 7,254
  Securities                                                           513               536
  Other                                                                100                20
  Dividends on FHLB stock                                               79                49
                                                                 ---------          --------
       Total interest income                                        12,341             7,859
                                                                 ---------          --------

INTEREST EXPENSE:
  Deposits                                                           4,431             2,082
  Short-term borrowings                                                435               139
  Long-term obligations                                                930               579
                                                                 ---------          --------
       Total interest expense                                        5,796             2,800
                                                                 ---------          --------

NET INTEREST INCOME                                                  6,545             5,059
Provision for loan losses                                              585               325
                                                                 ---------          --------
       Net interest income after provision for loan losses           5,960             4,734
                                                                 ---------          --------

NONINTEREST INCOME:

   Gain on sale of loans                                               340               608
   Service charges and fees on loans                                   140               153
   Deposit-related fees                                                474               383
   Bank-owned life insurance earnings                                   96                79
   Other income, net                                                    57                33
                                                                 ---------          --------
       Total noninterest income                                      1,107             1,256
                                                                 ---------          --------

NONINTEREST EXPENSE:
   Compensation and fringe benefits                                  2,995             2,523
   Occupancy and equipment                                             923               857
   Professional and examination fees                                   168               124
   Advertising                                                         133               116
   Other                                                               610               531
                                                                 ---------          --------
     Total noninterest expenses                                      4,829             4,151
                                                                 ---------          --------

Income before income taxes                                           2,238             1,839
Income tax expense                                                     774               691
                                                                 ---------          --------

NET INCOME                                                        $  1,464           $ 1,148
                                                                 =========          ========

NET INCOME PER COMMON SHARE:
   Basic                                                          $   0.34           $  0.27
                                                                 =========          ========
   Diluted                                                        $   0.33           $  0.26
                                                                 =========          ========

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                                             4,310             4,291
                                                                 =========          ========
   Diluted                                                           4,395             4,372
                                                                 =========          ========
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


AVERAGE BALANCES
COOPERATIVE BANKSHARES, INC.
                                                                          For the quarter ended
                                                           March 31, 2006                       March 31, 2005
                                              -----------------------------------------------------------------------
(DOLLARS IN THOUSANDS)                                                   Average                             Average
                                               Average                    Yield/      Average                 Yield/
                                               Balance       Interest      Cost       Balance      Interest   Cost
                                              ----------     ---------    ------- ------------- -----------  ---------
Interest-earning assets:
   Interest-bearing deposits in other banks    $  8,052       $   100       4.97%     $  3,607      $   20       2.22%
   Securities:
      Available for sale                         42,795           491       4.59%       44,283         505       4.56%
      Held to maturity                            2,001            22       4.40%        2,623          31       4.73%
   FHLB stock                                     5,843            79       5.41%        4,671          49       4.20%
   Loan portfolio                               667,843        11,649       6.98%      482,835       7,254       6.01%
                                              ---------       -------                 ---------     ------
    Total interest-earning assets               726,534        12,341       6.79%      538,019       7,859       5.84%

Non-interest earning assets                      30,048                                 25,273
                                              ---------                               --------
Total assets                                   $756,582                               $563,292
                                              =========                               ========


Interest-bearing liabilities:
   Deposits                                     529,901         4,431       3.34%      392,237       2,082       2.12%
   Borrowed funds                               126,272         1,365       4.32%       87,093         718       3.30%
                                              ---------       -------                 --------      ------
    Total interest-bearing liabilities          656,173       $ 5,796       3.53%      479,330      $2,800       2.34%
                                                              -------                               ------

Non-interest bearing liabilities                 50,315                                 38,259
                                              ---------                               --------

    Total liabilities                           706,488                                517,589
    Stockholders' equity                         50,094                                 45,703
                                              ---------                               --------
Total liabilities and stockholders' equity     $756,582                               $563,292
                                              =========                               ========

Net interest income                                           $ 6,545                               $5,059
                                                              =======                               ======

Interest rate spread                                                        3.26%                                3.51%
                                                                           ======                               ======

Net yield on interest-earning assets                                        3.60%                                3.76%

Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                             110.7%                               112.2%
                                                                           ======                               ======
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